LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

        SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                                 DATED MAY 1, 2003
                 (REPLACES SUPPLEMENT DATED SEPTEMBER 30, 2003)

Effective October 13, 2003, Liberty Funds Distributor, Inc. (the Fund's distributor) and Liberty Funds Services, Inc. (the Fund's transfer agent) changed their names to Columbia Funds Distributor, Inc. and Columbia Funds Services, Inc., respectively.

The Fund's Prospectuses are amended as follows:

Effective October 15, 2003, Pzena Investment Management, LLC ("Pzena") succeeded Oppenheimer Capital as a portfolio manager for Liberty All-Star Equity Fund, Variable Series (the "Fund"). Rich S. Pzena, President and Chief Executive
Officer, John P. Goetz, Managing Principal, Research and A. Rama Krishna, Managing Principal, Large Cap are responsible for the management of the Fund's assets assigned to Pzena.

Pursuant to the portfolio management agreement, the Fund's sub-advisor, Liberty Asset Management Company, pays Pzena a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Pzena.

In addition to Pzena, the Fund's other portfolio managers are Boston Partners Asset Management, L.P., Schneider Capital Management Corporation, TCW Investment Management Company and Mastrapasqua Asset Management, Inc.

The Fund's Statement of Additional Information is amended as follows:

Effective October 15, 2003, Oppenheimer Capital was replaced by Pzena Investment Management, LLC ("Pzena") as one of the Portfolio Managers of Liberty All-Star Equity Fund, Variable Series.

Pzena is located at 120 West 45th Street, 34th Floor, New York, New York 10036. Established in 1995, Pzena is an investment advisor to high net worth individuals, pension plans, foundations, endowments, mutual funds and other institutional accounts. As of September 30, 2003 the majority of Pzena is owned by the firm's five managing principals: Richard S. Pzena (President and CEO), John P. Goetz (Managing Principal, Research), Bill Lipsey (Managing Principal, Marketing and Client Services), Amy Jones (Managing Principal Operations and Administration) and Rama Krishna (Managing Principal, Large Cap). In addition, five additional employees owned interests in the firm as of September 30, 2003. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of September 30, 2003, Pzena had $4.4 billion in assets under management.


                                                           October 31, 2003